UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2006



                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                     0-21696                    22-3106987
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


              26 Landsdowne Street, Cambridge, Massachusetts 02139
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02       Results of Operations and Financial Condition.

On February 7, 2006, ARIAD Pharmaceuticals, Inc. (the "Company") announced consolidated financial results for the quarter and the year ended December 31, 2005 and provided product development and financial guidance for 2006. A copy of the press release is being furnished pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K.



ITEM 8.01       Other Events.

In its press release dated February 7, 2006, the Company provided a summary of 2005 milestone achievements related to AP23573, its lead cancer product candidate under the heading "2005 Progress Toward Objectives", an overview of commercialization and clinical plans for AP23573 under the heading "Overview of 2006 Plans", information regarding patent litigation under the heading "Upcoming Event" and information regarding upcoming scientific and investor meetings under the headings "Upcoming Scientific Meetings" and "Upcoming Investor Meetings". In addition, the Company provided financial guidance for 2006 in the fifth paragraph of the press release. Company hereby incorporates such information by reference into this Item 8.01 of this Current Report on Form 8-K.



ITEM 9.01       Financial Statements and Exhibits.

       (c)

                Exhibit
                Number          Description
                -------         -----------

                99.1            Press release dated February 7, 2006.

The portions of the press release incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to Item 8.01. The remaining portions of the press release are being furnished pursuant to Item
2.02 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.




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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ARIAD Pharmaceuticals, Inc.



                                By: /s/ Edward M. Fitzgerald
                                    --------------------------------------------
                                    Edward M. Fitzgerald
                                    Senior Vice President, Finance and Corporate
                                    Operations, Chief Financial Officer


Date: February 7, 2006







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

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number          Description
-------         -----------

99.1            Press release dated February 7, 2006.









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